UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23127)

GoodHaven Funds Trust
(Exact name of registrant as specified in charter)

374 Millburn Avenue, Suite 306
                                          Millburn, New Jersey 07041_______________________
(Address of principal executive offices) (Zip code)

Larry Pitkowsky
374 Millburn Avenue, Suite 306
                                          Millburn, New Jersey 07041_______________________
(Name and address of agent for service)

Registrant's telephone number, including area code: 305.677.7650

Date of fiscal year end: November 30

Date of reporting period:  May 31, 2022

Item 1. Report to Stockholders.

(a)

Semi-Annual Report

May 31, 2022

GoodHaven Fund
 Ticker:  GOODX

GoodHaven Capital Management, LLC

GoodHaven Fund

Table of Contents

Shareholder Letter	1
Portfolio Management Discussion and Analysis	11
Asset/Sector Allocation	16
Schedule of Investments	17
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	23
Notes to Financial Statements	24
Expense Example	33
Statement Regarding Liquidity Risk Management Program	35
Additional Information	36
Privacy Notice	38

GoodHaven Fund

PERFORMANCE as of May 31, 2022

				12/31/19-			Since
	Six		2 Years	5/31/22	5 Years	10 Years	Incept. [1]
	Months	1 Year	Annualized	Annualized	Annualized	Annualized	Annualized
	ended	ended	as of	as of	as of	as of	as of
	5/31/22	5/31/22	5/31/22	5/31/22	5/31/22	5/31/22	5/31/22
GOODX	-3.86%	3.41%	27.01%	12.56%	8.93%	5.93%	6.00%
S&P 500 Index [2]	-8.85%	-0.30%	18.28%	12.49%	13.38%	14.40%	12.94%
Wilshire 5000
Total Market
Index	-10.32%	-6.55%	15.21%	12.23%	12.97%	14.13%	12.56%
HFRI Fundamental
Growth Index [3]	-12.00%	-12.27%	11.57%	7.03%	5.76%	5.63%	3.60%
HFRI Fundamental
Value Index [3]	-3.67%	-6.28%	17.43%	9.34%	7.31%	7.60%	6.09%
CS Hedge
Fund Index [3]	3.84%	3.36%	10.76%	6.82%	5.16%	4.83%	4.11%

[1]	The Fund commenced operations on April 8, 2011.
[2]	With dividends reinvested.
[3]
Hedge Fund Index performance figures are supplied on a month end basis and are provided for illustrative purposes as a broad equity alternative asset class only. Accordingly, “since inception” hedge fund index performance figures reflect a start date of 3/31/11 and an end date of 05/31/22. Source: Bloomberg.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639. The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days of purchase. Performance data for an individual shareholder will be reduced by redemption fees that apply, if any. Redemption fees are paid directly into the Fund and do not reduce overall performance of the Fund. The annualized gross expense ratio of the GoodHaven Fund is 1.10%.

“Markets Post Worst First Half of a Year in Decades:  Investors gird for more volatility; almost everything—from stocks to bonds and crypto—falls to start 2022”
— Akane Otani, Wall Street Journal 6/30/22

“Information cannot serve as an effective substitute for thinking.”
— Bernard M. Baruch

“We used to spend like $200 or $250 of shipping, all-in, on a piece of hardware. Today, it’s north of $900.”
— Barry McCarthy Peloton CEO

“Nothing is so firmly believed as that which we least know.”
— Michel De Montaigne

GoodHaven Fund

July 5, 2022

When we last wrote to you in January the world was at relative peace. Interest rates were slowly climbing. The oil markets were balanced, and inflation was higher though seemingly manageable. Global stock markets were stable. We write to you – six months later amidst an ongoing war in Europe, rampant inflation, dramatically higher interest rates, and shortages and supply chain issues affecting many goods and commodities. Most global stock markets have recently experienced material declines and some sectors have been decimated. Talk of imminent recession—or worse—are commonplace.

For the 2022 semi-annual fiscal period, we materially outperformed the S&P 500—declining 3.86% vs. a decline of 8.85% for the S&P 500. Here are a few other statistics to capture the progress at GoodHaven 2.0:  Since immediately after our reorganization, from 12/31/19 through the current fiscal period, we slightly outperformed the S&P 500 and the Wilshire 5000 and strongly outperformed most of the other indexes in the chart on the previous page. Over the last two semi-annual fiscal years we have handily outperformed all of the indexes we compare against. For those around since we started, while we have regained much relative ground, we still have work to do to improve our since inception results.

People sometimes ask if we focus on relative returns (compared to a benchmark) or absolute returns (without regard to a benchmark). Our answer is—both—over the long-term. We won’t be satisfied with mediocre long-term returns (even if they are positive) that trail the index. We also won’t be celebrating a slightly less material decline than the index in a weaker period. However, we remind you that the portfolio is not designed to avoid volatility or periodic drawdowns over the short-term.  We are striving for strong, long-term returns on a relative and absolute basis through our ownership of high-quality companies and opportunistic special situations that have outsized return potential, all purchased with a significant margin of safety. Ours is a concentrated portfolio and there will be some periods of underperformance in future periods.

In the summer of 2020, we wrote that no one needed (another) armchair epidemiologist and so we stuck to talking about (and thinking about) the portfolio and how we were then allocating capital for us all while mindful of the risks, rewards, unknowns and probabilities present. Books will be written about the geopolitical and macro events of the last few months, but not by us. The best use of our time and intellectual resources is to focus on the business analysis of our holdings—combined with portfolio structuring and trying to opportunistically take advantage of market volatility—while being mindful but not predictive of macro events. However, the sea change lately regarding interest rates and inflation, although discussed in the past and previously considered in our positioning, has our attention and will be discussed later.

GoodHaven Fund

TABLE OF TOP 5 GAINERS & DETRACTORS ($’s)

Contributors (11/30/21 – 05/31/22)	Detractors (11/30/21 – 05/31/22)
Devon Energy Corp.	Alphabet Inc. – Class C
Berkshire Hathaway Inc. – Class B	Jefferies Financial Group Inc.
Alleghany Corp.	Meta Platforms Inc. – Class A
The Progressive Corp.	Lennar Corporation – Class B
Hess Midstream Corp. – Class A	KKR & Co Inc.

Alphabet was our top dollar detractor after having been a top gainer in many prior periods. As a top holding in our portfolio, its price movement will often impact overall performance in either direction. Alphabet’s Q1 2022 results were strong, the top line increased by 26% and operating income increased by over 20%.1  Shares outstanding have begun declining due to stepped-up share repurchases. We’ve owned Alphabet for many years and for almost all of that time have been expecting growth to moderate. We’ve been happily proven wrong so far but that expectation remains. As many companies in the tech/venture capital world retrench and possibly reduce their spending on digital advertising, we would not be surprised to see this negatively impact Alphabet’s growth. At a recent stock price implying a forward P/E of about 14X to 2023 earnings (excluding net cash) we remain optimistic about Alphabet’s long-term upside potential and ability to navigate the regulatory headwinds.

Jefferies Financial was our next biggest dollar detractor, and had also been a strong contributor in prior periods. As we have previously mentioned, while Jefferies has become a better business it is still a cyclical business, and that some moderating earnings after the recent boom were to be expected. In the first six months of their fiscal 2022, Jefferies earned a ROATE (Return on Adjusted Tangible Equity) of over 11%, reasonable given the very material slowdown in the capital markets lately. They also repurchased over $620 million of their shares at $34+ per share and Jefferies’ stock now trades below tangible book value/share. Given the obvious slowdown in capital raising transactions industry wide, we expect continued muted results in the near-term but also continued share buybacks. Our long-term enthusiasm remains, as does our view of the material upside for the shares from recent levels.2

Our biggest dollar gainer within this period was Devon Energy, a position which emanated from a takeover in early 2021 of our long time holding WPX Energy. We are sitting on a material (unrealized) gain from our cost and are now receiving material dividends thanks to Devon’s thoughtful fixed/variable dividend policy. Energy is now a hot sector for investors but we have had a material exposure for a long time. We remember a bit too well $40 oil, NEGATIVELY PRICED front-month oil contract, and
__________

[1]	Earnings results are in constant currency.
[2]
As we finalized this report Jefferies reported the following news which we think is a positive development: https://ir.jefferies.com/press-releases/news-details/2022/Jefferies-Announces-Strategic-Transactions-to-Simplify-Operations-to-Continue-Focus-on-Building-the-Leading-Independent-Full-Service-Global-Investment-Banking-Firm/default.aspx

GoodHaven Fund

what it’s like to own a company with leverage and negative free cash flow during such periods. Our desire to have our biggest portfolio exposures be high return, growing, reasonably predictable and moderately levered companies lead us to reduce our Devon exposure in the past. When the recent facts and circumstances for the industry changed and appeared supportive of healthy oil prices, we decided to maintain a sizable holding and more recently added to the position. At Devon’s Q1 dividend rate, which is mostly variable in nature, the shares now yield approximately 10% and our yield on our average cost is materially higher. In addition, we maintain additional energy exposure through our long-term (and successful) holding in Hess Midstream and less directly through TerraVest and Berkshire Hathaway’s energy investments.

Berkshire Hathaway was our next biggest dollar contributor. We are pleased with recent earnings and capital deployment and we feel the shares remain undervalued.  Other investors seem to have awoken to the positive things we have been saying about Berkshire over the past few years. We remind you that Berkshire’s Buffett and Munger will unfortunately no longer be running the company one of these days but that we are currently comfortable with the possible ways management succession may evolve.

Another broad sector now garnering investor attention that we had established exposure to a while ago are financial companies that might benefit from the new higher level of interest rates. Back in July 2021 we wrote saying:

“Our portfolio in aggregate has a material exposure to businesses that are in many ways “financial companies.” Holdings that are directly/indirectly involved in commercial banking, investment banking/trading, asset management, insurance, and conglomerates with investments in those sectors, include: Jefferies, Bank of America, JP Morgan, Berkshire, Brookfield Asset Management, Alleghany, Progressive, KKR, Exor, Chubb, and Guild Holdings. Many of these sectors have remained undervalued over the last few years, beset by different investor worries such as 1) low interest rates/spreads will never improve, and may worsen, ala “Japanification,” 2) newer “fintech” competitors will take material market share from existing players, 3) trading and loan losses will overwhelm capital in a downturn, ala the global financial crisis, and 4) climate change will increase insurance risks and more. These are good concerns, and we feel we have good answers, and so we have found these areas to be a fertile category for new and larger investments. We are pleased with our exposure and results from this eclectic group.”

Alleghany was our next biggest dollar gainer. We had added to Alleghany on a few occasions earlier in the period, making it a top ten holding. We had intended to use this letter to discuss our positive outlook for the company given its recent strong results, a thoughtful 2021 shareholder letter from new CEO Joe Brandon, and a cheap stock price. On March 21, 2022, we were surprised when it was announced that Alleghany had entered into an agreement to be acquired by Berkshire for $848.02/share in cash. Wearing our “Berkshire hat,” we love the acquisition for its attractive price in an industry Berkshire knows better than anyone. We also like the

GoodHaven Fund

potential that Joe Brandon may again be part of Berkshire going forward. However, nobody has ever said “boy Warren Buffett paid top dollar for that acquisition.” Wearing our “Alleghany hat,” we would have hoped for a buyout at a higher price and a deal in stock versus cash so we might have the option to participate in the future (and not pay current capital gains tax).

Higher interest rates will help many of our financial companies who maintain large, fixed income and cash equivalent holdings. A reminder that the insurance focused companies will likely report material “mark to market” declines in the prices of their bond holdings as required by GAAP. This is more noise than underlying economic impact for our companies but it will garner some headlines when earnings are reported.

We have had for some time a material exposure to two companies, Lennar Corp and Builders FirstSource, that operate in/around the housing market.  Our long-term enthusiasm for their future remains unchanged. On the way up we reminded you that although these had become better businesses (an important part of our thesis), they were still cyclical businesses and that we prepared to own them through a normal housing cycle, versus trying to predict the cycle. In July 2021 we wrote:

“One of these days the red hot housing market will slow—in fact a more normalized pace of demand might be better—as Lennar and its brethren are striving to balance very strong demand with higher raw materials and tight labor markets. While we trimmed our Builders FirstSource position to free up funds for new buys, we remain very constructive on both Builders and Lennar’s long-term prospects. Expect periodic normal demand slowdowns from time to time, though we think slowdowns will be less pronounced than in prior cycles.”

Recent financial results for these companies have ranged from strong to exceptional. Builders adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, and Amortization) more than doubled in Q1 YOY (Year over Year), while also repurchasing $1.5 billion shares in the past two quarters. Builders stock currently trades at a price to earnings ratio of about 5.4x and price to free cash flow of 5x based on FY 2023 market estimates. Although housing starts may slow from its recent peak, we remain optimistic on the company’s ability to navigate this period defensively and the opportunity to further gain market share that is supported by its strong balance sheet.  Builders had less than 1x net debt to EBITDA in the most recent quarter, and has no debt maturities until 2030.

Lennar’s Q2 earnings increased 49% while also repurchasing almost $850 million of shares YTD. The Lennar “B” shares currently trade at a FY2023E price to earnings ratio of about 4x and price to free cash flow of 5x.  Industry trends have softened recently after the spike in mortgage rates, however on Lennar’s recent Q2 2022 earnings call, management commented that demand remains reasonably strong and although cancellations and incentives have ticked higher, both remain significantly below historical levels. Lennar’s spin-off of non-core assets is on schedule for year-end. The shift to an asset light land strategy is close to complete

GoodHaven Fund

with approximately 62% of homesites controlled through land options, which should  improve the return on invested capital while also potentially providing downside protection in a weaker environment.  Lennar has one of the lowest net leverage ratios in the industry that is also less than half its own level during the 2018 housing slowdown.

Ten-year treasury yields have recently almost doubled from around 1.60% to around 3.00%. Mortgage rates have risen materially as well. Lumber prices have declined lately which over the short-term can negatively impact Builders’ results. We anticipate more negative impacts in the near-term to their businesses (as does “Mr. Market”) but feel current stock prices compensate for this likely cyclical weakness.  Our view on the U.S. long-term housing demand/supply and demographic trends remains intact, and our appropriately sized housing exposure allows us to participate in this growth tailwind with a significant margin of safety.

Other activity in the period included eliminating our holding in PG&E and adding a few new holdings – the luxury furniture and lifestyle company RH (formerly Restoration Hardware) and Goldman Sachs. A few important developments changed at PG&E including higher future capex plans and changes in long-term guidance, and so we changed our mind and sold. Purchases were made on a handful of occasions in 2020 and mid-2021 at an approximate average price of $9.20 and fully sold during February 2022 at an approximate average price of $11.42, earning approximately 24%. We have for some time admired what RH’s unique leader Gary Friedman and his team have built at RH and what we think the future holds. After the shares declined more than 30% from the early December 2021 high, we established a position and have increased our holdings more recently. Referring to RH as a furniture company is technically accurate, but a very incomplete description of where the company is headed. Gary has a unique blend of management skills and we look forward to writing about this holding and potentially materially increasing the position opportunistically, cognizant that the coming housing market slowdown will likely negatively impact results at RH as well.  We also initiated a position in Goldman Sachs at an inexpensive valuation and are attracted by the potential durability of the company’s ability to generate high returns on equity driven in part by the growth in their existing and new franchises.

GoodHaven Fund

Earning above-average (and tax efficient) long-term compounded returns from part ownership of a unique company normally requires experiencing – and not getting shaken out by – some material declines along the way. The below chart and statistics from Apple over the past fifteen years – as an example – are an instructive reminder of this.

Data from FactSet.  Illustrative 15 year total returns for Apple Inc.

Have we entered a new economic paradigm where interest rates only go up, oil remains in short supply and prices stay above $100/barrel and inflation is not transitory but stays elevated? Will tighter monetary policy and inflation send us into a recession? Are we already in a “bear market”?  We don’t know, and if someone expresses certainty in these areas don’t forget that most of the time people’s views on such things tells you a lot about the person but very little about what might happen in the future. Having a fervent view on something and being wrong for ten years and right in year eleven does not make you prescient – it makes you slightly less wrong. However, these are dramatic recent shifts, so it’s worth reviewing our positioning. Since our reorganization we have upgraded the portfolio to more holdings that earn high returns on capital and have pricing power—which should be helpful if inflation remains high. We have opted to selectively maintain a material, but appropriately sized, exposure to energy and to gold companies. None of these moves are binary macro decisions, that’s not what we do. They are an outgrowth of allocating capital to strive for above average returns with manageable risk and consistent with the evolution of GoodHaven 2.0. We think we are positioned well whether or not a new inflation paradigm is upon us, which by the way is a “consensus” view. Finally, some signs of supply chain improvements and excess retailer inventories appear daily and might help the inflation outlook.

After the end of the fiscal period, most markets have weakened further. As a reminder, our strong returns after the spring 2020 weakness were due in no small part to opportunistic purchases made around that March downturn. We do not think the current economic backdrop is fraught with the existential business risks that were

GoodHaven Fund

present in 2020. Much of the recent market contraction has been a decline in valuations, not earnings. Some adjustment in the valuations of businesses and assets from higher interest rates is logical. Our recent pace of adding to existing positions and initiating new investments has accelerated and we will keep looking to take advantage of the market volatility while being mindful of any potential exogenous downside risks. We are now even more optimistic in our outlook for potential future portfolio gains given recent price (not value) declines and the undervaluation we believe exists in our portfolio today. As we have said for a while—dramatic price volatility in security prices over the short-term is the new normal, we expect it even if we can’t predict it and will try and use it to our advantage.  Over the long-term we expect continued economic growth—as we have all seen in the past—with bumps along the way.

The firm continues to run smoothly and efficiently on the operations, administrative, and client services side thanks to our dedicated and talented David Gresser and Lynn Iacona, both of whom have been with GoodHaven since its inception. Artie Kwok—our long-time senior analyst—has recently become a partner, in recognition of his contributions and valuable insights.

I thank all fellow clients for their confidence as GoodHaven 2.0 continues to unfold. During the fiscal period I have added to my personal fund holdings. I also thank our Fund Board of Trustees and our long-time partner and investor Markel for their support and wise counsel.

Stay healthy and safe.

Larry Pitkowsky

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in midcap and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are enhanced in emerging markets. The Fund may invest in REITs, which are subject to additional risks associated with direct ownership of real property including decline in value, economic conditions, operating expenses, and property taxes. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated, non-rated and distressed securities present a greater risk of loss to principal and interest than higher-rated securities.

The opinions expressed are those of Larry Pitkowsky through the end of the period for this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor

GoodHaven Fund

investment advice. This material may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and GoodHaven undertakes no obligation to update the views expressed herein. While we have gathered this information from sources believed to be reliable, GoodHaven cannot guarantee the accuracy of the information provided. Any discussions of specific securities or sectors should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information included herein is not an indication of the Fund’s future portfolio composition.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. Please see the Schedule of Investments for a complete list of Fund holdings.

It is not possible to invest directly in an index. Must be preceded or accompanied by a prospectus.

Price/Earnings (P/E) is a valuation ratio calculated by dividing the current stock price of a company by its earnings per share

Adjusted EBITDA is the company’s adjusted earnings outlook, free cash flow and full-year forecast for its effective tax rate on operations excluding the impact of certain income and expense items that management believes are not part of underlying operations. These items may include, but are not limited to, loss on early extinguishment of debt, restructuring charges, certain tax items, and charges associated with non-recurring professional and legal fees associated with acquisitions.

Book Value represents the accounting value remaining after a corporation’s liabilities are subtracted from its assets.

Margin is defined as measure of a company’s profitability.

The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.

The Wilshire 5000 Total Market Index (full-cap) measures the performance of all U.S. equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index.

HFRI Fundamental Growth strategies employ analytical techniques in which the investment thesis is predicated on assessment of the valuation characteristics on the underlying companies which are expected to have prospects for earnings growth and capital appreciation exceeding those of the broader equity market. Investment theses are focused on characteristics of the firm’s financial statements in both an absolute sense and relative to other similar securities and more broadly, market indicators. Strategies employ investment processes designed to identify attractive opportunities in securities of companies which are experiencing or expected to experience abnormally high levels of growth compared with relevant benchmarks growth in earnings, profitability, sales or market share.

HFRI Fundamental Value Index strategies employ investment processes designed to identify attractive opportunities in securities of companies which trade a valuation metrics by which the manager determines them to be inexpensive and undervalued when compared with relevant benchmarks. Investment theses are focused on characteristics of the firm’s financial statements in both an absolute sense and relative to other similar securities and more broadly, market indicators. Relative to Fundamental Growth strategies, in which earnings growth and capital appreciation is expected as a function of expanding market share & revenue increases, Fundamental Value strategies typically focus on equities which currently generate high cash flow, but trade at discounted valuation multiples, possibly as a result of limited anticipated growth prospects or generally out of favor conditions, which may be specific to sector or specific holding.

GoodHaven Fund

CS Hedge Fund Index is an asset-weighted hedge fund index derived from the TASS database of more than 5000 funds. The index consists of funds with a minimum of US $10 million under management and a current audited financial statement. Funds are separated into primary subcategories based on investment style. The index in all cases represents at least 85% of the assets under management in the universe. The index is rebalanced monthly, and funds are reselected on a quarterly basis. Index NAVs are updated on the 15th of each month.

References to other mutual funds should not be interpreted as an offer of these securities. Please see the Schedule of Investments for a full list of Fund holdings.

The GoodHaven Fund is distributed by Quasar Distributors, LLC

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS

The Net Asset Value (“NAV”) of the GoodHaven Fund was $33.50 at May 31, 2022, based on 3,155,668 shares outstanding. This compares to the Fund’s NAV of $34.89 at November 30, 2021 and NAV of $32.44 at May 31, 2021 and a NAV of $20.00 at inception on April 8, 2011.  Although the Fund did not pay a capital gains distribution in 2021, it did pay an income distribution of $0.048 per share which reduced per share NAV on the ex-dividend date (December 10, 2021). Shareholders should be aware that the Fund has paid capital gains and income distributions in prior years that reduced NAV by the amount of a distribution on the ex-dividend date. Please note that except where otherwise indicated, discussions in this MD&A relate to the period ended May 31, 2022.

In late November 2019, the Fund’s shareholders approved a new investment advisory agreement for the Fund in conjunction with a reorganization of the advisor which was subsequently completed. Details of this reorganization have been previously disclosed in a proxy filing dated October 25, 2019. As a result of the reorganization Larry Pitkowsky became the Fund’s sole portfolio manager, Chairman of the Board of Trustees, and the controlling owner of the advisor. Keith Trauner is now a minority partner of the advisor and no longer a portfolio manager of the Fund.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, maybe worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (855) OK-GOODX or (855) 654-6639.

During the recent semi-annual period, the Fund declined though it materially outperformed the S&P 500. While value strategies in general have experienced better relative performance lately, the Fund has benefited in recent periods from an improved investment and security selection process, and strong business results from its investments. In addition, securities markets have in general materially rebounded from the difficult period around the downturn in the spring of 2020. We continue to note that the Fund’s portfolio looks very different than the S&P 500 in composition and concentration and has a number of non-correlated investments and a cash holding.

While the Fund’s record since inception is still colored by a material divergence between mid-2014 and the end of 2015, we continue to believe that the investment manager’s strategy is sound and risk averse and note that the recent reorganization appears to have improved the investment process, decision making, and recent performance. Since shortly after our reorganization at the end of 2019, the Fund has slightly outperformed the S&P 500 and all the other indexes we list as comparable indexes. Over the past two years this outperformance is even more pronounced. The portfolio manager continues to be among the largest individual owners of Fund shares and continues to have significant personal assets at risk, aligning with the interests of shareholders.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Continued)

The portfolio manager believes that short-term performance figures are less meaningful than a comparison of longer periods and that a long-term investment strategy should be properly judged over a period of years rather than weeks or months. Moreover, as we have noted, value investing has been out of favor for an extended period of years. Please note that the S&P 500 Index is an unmanaged index incurring no fees, expenses, or taxes and is shown solely for the purpose of comparing the Fund’s portfolio to an unmanaged and diversified index of large companies. There are other indexes whose performance may diverge materially from that of the S&P 500. Below is a table of the Fund’s top ten holdings and categories as of May 31, 2022:

Top 10 Holdings [1,3]	%	Top 10 Categories [2,3]	%
Berkshire Hathaway Inc. – Class B	15.0	Diversified Holding Companies	15.0
Alphabet Inc. – Class C	11.5	Interactive Media & Services	14.0
Jefferies Financial Group Inc.	7.6	Property/Casualty Insurance	9.1
Builders FirstSource, Inc.	6.1	Capital Markets	8.6
Alleghany Corp.	5.2	Cash & Equivalents	6.9
STORE Capital Corp. – REIT	4.8	General Building Materials	6.1
Devon Energy Corp.	4.3	Investment Management	5.0
The Progressive Corp.	4.0	Real Estate	4.8
Lennar Corporation – Class B	3.6	Oil & Gas E&P	4.3
KKR & Co. Inc.	3.3	Home Builder	3.6
Total	65.4	Total	77.4

[1]	Top ten holdings excludes cash, money market funds and Government and Agency Obligations.
[2]	Where applicable, includes money market funds and short-term Government and Agency Obligations.
[3]	Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The Fund experienced moderate inflows in the semi-annual 2022 period.  Since the inception of the Fund, there have been periods where there were large, new shareholder subscriptions and periods with significant net withdrawals. We believe this was primarily caused by shareholders who were attracted by the potential performance of a concentrated value fund but found it difficult to handle the volatility in results as well as certain structural industry issues impacting many active funds.

Material swings in shareholder subscriptions and redemptions have made management of the portfolio more difficult. During the most recent fiscal year, the portfolio manager was able to undertake actions to avoid creating taxable capital gains during 2021 without materially affecting portfolio values. Although the Fund has a net gain on its overall portfolio, it retains a small loss-carry forward that is available to offset a portion of the current unrealized profit in the Fund. The Fund’s investments are stated as of May 31, 2022, and the amounts and rankings of the Fund’s holdings today may vary significantly from the data disclosed above and the managers may have taken actions that would result in material changes to the portfolio.

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Continued)

The Fund’s investments having the most positive impact on portfolio performance for the six month period ending May 31, 2022 were:  Devon Energy which rose as earnings and cash flow benefitted from higher oil and gas prices and strong operating results.  Berkshire Hathaway rose amidst solid operating results and a more aggressive deployment of cash reserves. Alleghany rose as a takeover of the company by Berkshire Hathaway was announced in the period at a material premium to its recent trading level.  The Fund’s investments having the most negative impact on the portfolio for the period ended May 31, 2022 were:  Alphabet which fell – despite strong recent operating results as investors have recently rotated away from large technology holdings in favor of other sectors. Jefferies was our next biggest decliner amidst a much weaker capital markets environment leading to lower recent earnings.

The manager of the Fund does not believe that a decline in a security price necessarily means that the security is a less attractive investment. The opposite may be the case in that price declines may represent significant investment opportunities. In the six months ended May 31, 2020, the largest single factor affecting performance was a broad decline in financial markets in the February and March timeframe as the COVID-19 global pandemic led to unprecedented widespread weaker economic results in many sectors. The portfolio manager made a material number of new investments during this period of distressed markets. This was followed by a material rebound in financial markets during the subsequent year, leading to an increase in the portfolio for the last twelve months. The portfolio manager generally does not try to predict macroeconomic or market swings and prefers instead to try to be prepared to behave opportunistically to the environment.

The Fund’s turnover rate of 7%, a measure of how frequently assets within a fund are bought and sold by the manager, remains at reasonably low levels and is consistent with the strategies, generally long-term in nature, of GoodHaven Capital Management LLC, the Fund’s investment advisor. Turnover rates remain low and have been modestly influenced by the need to meet shareholder redemptions rather than a change in the portfolio strategy of the Fund. Importantly, there may be times when turnover rates rise, however, we do not anticipate rapid turnover of the portfolio under normal circumstances.

The portfolio manager believes that a liquidity position is an important part of portfolio management. Since inception, the Fund has continued to have liquidity available both in cash holdings as well as short-term fixed income investments. In order to ensure that we have sufficient resources to behave opportunistically, the Fund has sold or reduced certain investments and has held some modest hedges from time to time. Over time, and as previously communicated, we expect the Fund’s level of cash to vary significantly and has lately sometimes been materially lower than in recent years. In addition, and as previously communicated, the portfolio is now more

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Continued)

concentrated in its holdings than in the past—consistent with its prospectus—which could increase volatility materially. Finally, the Fund periodically invests in special situations which may entail a greater level of risk and potential for loss.

We continue to believe that having some cash cushion provides a strategic advantage. The Fund was able to make material opportunistic purchases during the recent downturn without selling undervalued securities due to cash on hand. Further, our liquidity has allowed us to meet redemptions in an efficient manner while mostly avoiding forced liquidation of investments.

It is our intention to invest a portion of current liquidity in an opportunistic manner when bargains meeting our investment criteria appear. However, it is possible that the Fund may have a significant cash or cash equivalent position for an extended period of time. At times when liquidity is high, the Fund may underperform a strongly rising stock market. We note that although the Fund had significant liquidity during the period from Inception in April 2011 through May of 2014 (including a sizeable amount related to a large cash influx due to new Fund share subscriptions), we believe performance was still reasonable by relative and absolute standards over that time frame. The portfolio manager’s letter to shareholders contains additional discussion about performance.

Generally, we do not expect significant realized capital gain or loss from any particular short-term, non-U.S. investments when viewed over an extended period. Certain large multi-national businesses in the portfolio may be exposed to non-U.S. rules and regulations as well as volatility in currency values.

The COVID-19 global pandemic, and a potential resurgence of it or of continued new variants of the virus, is still a material economic, market and portfolio risk and after a period of improving domestic health statistics, certain international health statistics are again now worsening providing a material amount of economic and market uncertainty and risk.

In addition, the recent elevated level of inflation, interest rates and supply chain issues has lead the Federal Reserve to tighten monetary policies which could lead to continued declines in financial markets and may lead to a recession domestically.

The Fund is subject to certain risks as disclosed in the Prospectus and Statement of Additional Information, both of which may be obtained from the Fund’s website at www.goodhavenfunds.com or by calling (855) 654-6639. Some of these risks include, but are not limited to, adverse market conditions that negatively affect the price of securities owned by the Fund, a high level of cash, which may result in underperformance during periods of robust price appreciation, adverse movements in foreign currency relationships as a number of the Fund’s holdings have earnings resulting from operations outside the United States, and the fact that the Fund is non-diversified, meaning that its holdings are more concentrated than a diversified Fund

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Continued)

and that adverse price movements in a particular security may affect the Fund’s Net Asset Value more negatively than would occur in a more diversified fund.

As of May 31, 2022, the members, officers, and employees of GoodHaven Capital Management, LLC, the investment advisor to the GoodHaven Fund, owned approximately 123,877 shares of the Fund. It is management’s intention to disclose such holdings (in the aggregate) in this section of the Fund’s Annual and Semi-Annual reports on an ongoing basis.

GoodHaven Fund

ASSET/SECTOR ALLOCATION at May 31, 2022 (Unaudited)

Asset/Sector	% of Net Assets

Diversified Holding Companies	15.0%
Interactive Media & Services	14.0%
Property/Casualty Insurance	9.1%
Capital Markets	8.6%
General Building Materials	6.1%
U.S. Government Securities	5.7%
Investment Management	5.0%
Real Estate	4.8%
Oil & Gas Exploration & Production	4.3%
Home Builder	3.6%
Banks-Diversified	3.5%
Special Realty	3.4%
Industrial Conglomerate	2.8%
Oil & Gas Equipment & Services	2.5%
Oil & Gas Infrastructure	2.3%
Metals & Mining	2.2%
Mortgage Banking	1.9%
Machinery, Equipment, and Supplies Merchant Wholesalers	1.6%
Cash & Equivalents [1]	1.2%
Internet & Direct Marketing Retail	1.1%
Government Agency	1.1%
Miscellaneous Securities	0.2%
Total	100.0%

Equities are classified by sector. Debt is classified by asset type.

[1]	Represents cash and other assets in excess of liabilities.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2022 (Unaudited)

Shares	COMMON STOCKS – 91.8%	Value
	Banks-Diversified – 3.5%
70,000	Bank of America Corp.	$2,604,000
8,000	JPMorgan Chase & Co.	1,057,840
		3,661,840

	Capital Markets – 8.6%
242,512	Jefferies Financial Group Inc.	8,007,746
3,200	The Goldman Sachs Group Inc.	1,045,920
		9,053,666

	Diversified Holding Companies – 15.0%
50,200	Berkshire Hathaway Inc. – Class B [1]	15,862,196

	General Building Materials – 6.1%
99,400	Builders FirstSource, Inc. [1]	6,469,946

	Home Builder – 3.6%
56,484	Lennar Corporation – Class B	3,794,030

	Industrial Conglomerate – 2.8%
40,000	EXOR NV	2,950,112

	Interactive Media & Services – 14.0%
5,310	Alphabet Inc. – Class C [1]	12,110,942
13,800	Meta Platforms, Inc. – Class A [1]	2,672,232
		14,783,174

	Internet & Direct Marketing Retail – 1.1%
12,000	Alibaba Group Holding Ltd. [1]	1,152,600

	Investment Management – 5.0%
36,555	Brookfield Asset Management, Inc. – Class A	1,849,683
252	Brookfield Asset Management
	Reinsurance Partners Ltd. [1]	12,809
63,000	KKR & Co. Inc.	3,453,030
		5,315,522

	Machinery, Equipment, and
	Supplies Merchant Wholesalers – 1.6%
47,805	Global Industrial Co.	1,638,277

	Metals & Mining – 2.2%
111,650	Barrick Gold Corp.	2,287,709

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2022 (Unaudited) (Continued)

Shares	COMMON STOCKS – 91.8% (Continued)	Value
	Mortgage Banking – 1.9%
185,011	Guild Holdings Co. – Class A [1]	$2,033,271

	Oil & Gas Equipment & Services – 2.5%
148,200	TerraVest Industries, Inc.	2,694,865

	Oil & Gas Exploration & Production – 4.3%
61,361	Devon Energy Corp	4,595,939

	Oil & Gas Infrastructure – 2.3%
75,667	Hess Midstream LP – Class A	2,465,987

	Property/Casualty Insurance – 9.1%
6,550	Alleghany Corp. [1]	5,461,259
35,000	The Progressive Corp.	4,178,300
		9,639,559

	Real Estate – 4.8%
183,000	STORE Capital Corp. – REIT	5,048,970

	Special Realty – 3.4%
42,000	Academy Sports & Outdoors, Inc.	1,407,420
7,600	RH [1]	2,204,608
		3,612,028
	TOTAL COMMON STOCKS
	(Cost $53,835,610)	97,059,691

	PREFERRED STOCKS – 1.1%
	Government Agency – 1.1%
7,750	Federal National Mortgage Association,
	Series N, 5.1% [1,2]	39,099
31,037	Federal National Mortgage Association,
	Series E, 5.5% [1,2]	171,790
69,980	Federal National Mortgage Association,
	Series R, 7.625% [1,2]	210,640
216,881	Federal National Mortgage Association,
	Series T, 8.250% [1,2]	713,538
		1,135,067
	TOTAL PREFERRED STOCKS
	(Cost $929,908)	1,135,067

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2022 (Unaudited) (Continued)

Principal
Amount	U.S. GOVERNMENT SECURITIES – 5.7%	Value
	United States Treasury Bill – 5.7%
$6,000,000	0.599% due 7/7/2022 [3]	$5,995,610
	TOTAL U.S. GOVERNMENT SECURITIES
	(Cost $5,996,415)	5,995,610

MISCELLANEOUS	Notional
SECURITIES – 0.2% [4,5]	Value
TOTAL MISCELLANEOUS SECURITIES
(Cost $182,418)	$2,049,000	243,000
Total Investments
(Cost $60,944,351) – 98.8%		104,433,368
Cash and Other Assets in
Excess of Liabilities – 1.2%		1,283,528
TOTAL NET ASSETS – 100.0%		$105,716,896

REIT – Real Estate Investment Trust
[1]	Non-income producing security.
[2]	Perpetual maturity.
[3]	Rate represents the annualized effective yield to maturity from the purchase price.
[4]	Represents unrestricted previously undisclosed exchange-traded purchased options which the Fund has held for less than one year.
[5]	Notional value related to derivatives only.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF ASSETS AND LIABILITIES at May 31, 2022 (Unaudited)

ASSETS
Investments in securities, at value
(Cost $60,944,351) (Note 2)	$104,433,368
Cash	1,352,495
Receivables:
Dividends and interest	29,731
Total assets	105,815,594

LIABILITIES
Payables:
Fund shares redeemed	2,593
Management fees	78,631
Support services fees	17,474
Total liabilities	98,698

NET ASSETS	$105,716,896

COMPONENTS OF NET ASSETS
Paid-in capital	$63,698,305
Total distributable (accumulated) earnings (losses)	42,018,591
Net assets	$105,716,896
Net Asset Value (unlimited shares authorized):
Net assets	$105,716,896
Shares of beneficial interest issued and outstanding	3,155,668
Net assets value, offering and redemption price per share	$33.50

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2022 (Unaudited)

INVESTMENT INCOME
Dividend income
(net of $9,962 in foreign withholding taxes)	$654,308
Interest	12,765
Total investment income	667,073

EXPENSES
Management fees	480,910
Support services fees	106,869
Total expenses	587,779
Net investment income (loss)	79,294

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS & FOREIGN CURRENCY
Net realized gain (loss) on transactions
from investments, purchased options & foreign currency	2,733,960
Net change in unrealized appreciation/depreciation
on investments, purchased options & foreign currency	(6,939,946)
Net realized and unrealized gain (loss)	(4,205,986)
Net increase (decrease) in net assets
resulting from operations	$(4,126,692)

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	May 31, 2022	Year Ended
	(Unaudited)	November 30, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$79,294	$148,221
Net realized gain (loss) on investments,
purchased options & foreign currency	2,733,960	1,549,804
Change in unrealized appreciation/
depreciation on investments, purchased
options & foreign currency	(6,939,946)	26,091,242
Net increase (decrease) in net
assets resulting from operations	(4,126,692)	27,789,267

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(148,223)	(382,219)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares [1]	3,006,959	(4,421,683)
Total increase (decrease) in net assets	(1,267,956)	22,985,365

NET ASSETS
Beginning of period/year	106,984,852	83,999,487
End of period/year	$105,716,896	$106,984,852

[1]	Summary of capital share transactions is as follows:

	Six Months Ended
	May 31, 2022		Year Ended
	(Unaudited)		November 30, 2021
	Shares	Value	Shares	Value
Shares sold	133,529	$4,563,444	56,671	$1,711,346
Shares issued in
reinvestment of
distributions	3,463	124,656	12,319	323,750
Shares redeemed [2]	(48,076)	(1,681,141)	(223,342)	(6,456,779)
Net increase
(decrease)	88,916	$3,006,959	(154,352)	$(4,421,683)

[2]	Net of redemption fees of $608 and $578, respectively.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended
	May 31,
	2022	Year Ended November 30,
	(Unaudited)	2021	2020	2019	2018	2017
Net asset value at
beginning of period/year	$34.89	$26.08	$24.48	$23.43	$23.58	$23.37

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.03	0.05	0.10	0.42	0.11	(0.04)
Net realized and unrealized
gain (loss) on investments	(1.37)	8.88	1.82	0.90	(0.26)	0.25
Total from
investment operations	(1.34)	8.93	1.92	1.32	(0.15)	0.21

LESS DISTRIBUTIONS:
From net investment income	(0.05)	(0.12)	(0.32)	(0.27)	—	—
Total distributions	(0.05)	(0.12)	(0.32)	(0.27)	—	—
Paid-in capital from
redemption fees	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value at
end of period/year	$33.50	$34.89	$26.08	$24.48	$23.43	$23.58

Total return	(3.86)%[3]	34.39%	7.93%	5.83%	(0.64)%	0.90%

SUPPLEMENTAL DATA/RATIOS:
Net assets at end of
period/year (millions)	$105.7	$107.0	$84.0	$94.3	$109.5	$208.2
Portfolio turnover rate	7%[3]	13%	32%	8%	13%	14%
Ratio of expenses to
average net assets	1.10%[4]	1.10%	1.11%	1.11%	1.10%	1.10%
Ratio of net investment
income (loss) to
average net assets	0.15%[4]	0.15%	0.44%	1.81%	0.47%	(0.16)%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	Not Annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2022 (Unaudited)

NOTE 1 – ORGANIZATION

The GoodHaven Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, open-end investment management company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund commenced operations on April 8, 2011.

The Fund’s investment objective is to seek long-term growth of capital.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies, including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values in accordance with policies approved by the Valuation Committee of the Trust.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2022 (Unaudited) (Continued)

marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite price is not available, then the closing price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in accordance with policies approved by the Valuation Committee of the Trust. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2022 (Unaudited) (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2022. See the Schedule of Investments for the industry and security type breakouts.

	Level 1	Level 2	Level 3	Total
Common Stocks	$97,059,691	$—	$—	$97,059,691
Preferred Stocks	924,178	210,889	—	1,135,067
U.S. Government
Securities	—	5,995,610	—	5,995,610
Miscellaneous
Securities	—	243,000	–	243,000
Total Investments	$97,983,869	$6,449,499	$—	$104,433,368

The Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may invest, at the time of purchase, up to 10% of the Fund’s net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the Fund’s exposure  to certain selected securities. The Fund may employ these techniques as hedging tools as well as speculatively to enhance returns. Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the Fund, particularly in periods of market declines. As a hedging tool, options may help cushion the impact of market declines, but may reduce the Fund’s participation in a market advance.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2022 (Unaudited) (Continued)

Statement of Assets & Liabilities

Fair values of derivative instruments as of May 31, 2022:

	Asset Derivatives as		Liability Derivatives as
	of May 31, 2022		of May 31, 2022
Derivative	Balance Sheet	Fair	Balance Sheet	Fair
Instruments	Location	Value	Location	Value
Equity Contracts:
Put Options Purchased	None	$—	None	$—
Call Options Purchased	Investments in
	securities, at value	$243,000	None	$—

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the six months ended May 31, 2022:

Change in
Unrealized
	Location of	Realized	Appreciation/
	Gain (Loss)	Gain (Loss)	Depreciation
	on Derivatives	on Derivatives	on Derivatives
Derivative	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income
Equity Contracts:	Realized and Unrealized
Put Options	Gain (Loss) on Investments
Purchased	& Foreign Currency	$186,607	$ (53,861)

Equity Contracts:	Realized and Unrealized
Call Options	Gain (Loss) on Investments
Purchased	& Foreign Currency	$(120,781)	$113,759

B.
Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments  is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Fund includes foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency. The Fund does not isolate that portion of realized gain (loss) or unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized gain (loss) on investments and foreign currency and with net unrealized gain (loss) on investments and foreign currency.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2022 (Unaudited) (Continued)

C.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

Net investment losses incurred after December 31, and within the taxable year may be deferred and are deemed to arise on the first business day of the Fund’s next taxable year. As of the Fund’s prior fiscal year-ended November 30, 2021, the Fund had short-term capital loss carryovers of $2,367,825 and long-term capital loss carryovers of $1,915,377, with unlimited expiration. As of the Fund’s prior fiscal year-ended November 30, 2021, the capital loss carryover utilized was $1,556,394.

As of May 31, 2022, the Fund did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies their major tax jurisdictions as U.S. Federal and the State of Delaware. As of May 31, 2022, the Fund was not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends from REITs and MLPs generally are comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2022 (Unaudited) (Continued)

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 2.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk management Program (“LRMP”) that requires, among other things, that the Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

J.
Options Contracts. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2022 (Unaudited) (Continued)

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less that the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The following table indicates the average volume when in use for the six months ended May 31, 2022:

Average notional value of:

Options purchased	$2,963,538

K.
Recently Issued Accounting Pronouncements. In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund is currently evaluating the impact, if any, of this provision.

In October 2020, the SEC adopted new Rule 12d1-4 under the 1940 Act and other regulatory changes which were effective on January 19, 2022. Those changes are intended to streamline and enhance the regulatory framework for investments by one fund into another fund or “fund-of-funds arrangements”. These regulatory changes may limit the Fund’s ability to pursue its principal investment strategies by investing in other investment companies or pooled investment vehicles or to invest in those investment companies or pooled investment vehicles it believes are most desirable. The Fund is currently assessing the potential impact of the new rule on the Fund’s financial statements.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2022 (Unaudited) (Continued)

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. The Fund is currently evaluating the impact, if any, of applying this provision.

L.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statement were issued. The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Fund with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Agreement, the Advisor provides all investment advice, office space and certain administrative services, and most of the personnel needed by the Fund. Under the Advisory Agreement, the Advisor is entitled to receive a monthly management fee calculated daily and payable monthly equal to 0.90% of the Fund’s average daily net assets. The amount of Management fees incurred by the Fund for the six months ended May 31, 2022, is disclosed in the Statement of Operations.

The Fund has also entered into a Support Services Agreement (the “Support Agreement”) with the Advisor. Under this agreement, the Advisor is responsible for paying all of the Fund’s other normal day-to-day operational expenses, such as administrative, custody, transfer agency, fund accounting, legal and audit. The support services fee does not cover the following other expenses: (a) any charges associated with the execution of portfolio transactions, such as brokerage commissions, transaction charges or other transaction-related expenses (such as stamp taxes), (b) taxes, acquired fund fees and expenses, if any, imposed on the Fund, (c) interest, if any, on any Fund borrowings, or (d) extraordinary Fund legal expenses incurred outside of the normal operation of the Fund, such as legal fees, arbitration fees, or related expenses in connection with any actual or threatened arbitration, mediation, or litigation. Under the Support Agreement, the Advisor is entitled to receive a monthly fee calculated daily and payable monthly equal to 0.20% of the Fund’s average daily net assets. The amount of support services fees incurred by the Fund for the six months ended May 31, 2022, is disclosed in the Statement of Operations.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2022 (Unaudited) (Continued)

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), acts as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. serves as custodian to the Fund. U.S. Bank N.A. is an affiliate of Fund Services.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments) for the six months ended May 31, 2022, were as follows:

Purchases	Sales or Maturity
at Cost	Proceeds
$14,927,732	$7,228,824

There were no purchases or sales/maturities of long-term U.S. Government securities for the six months ended May 31, 2022.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended May 31, 2022 (estimated), and the year ended November 30, 2021, was as follows:

	May 31, 2022	November 30, 2021
Ordinary income	$148,223	$382,219

As of fiscal year ended November 30, 2021, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$54,795,740
Gross tax unrealized appreciation	51,660,186
Gross tax unrealized depreciation	(1,140,189)
Net unrealized appreciation (depreciation)	50,519,997
Undistributed ordinary income	148,223
Undistributed long-term capital gain	—
Total distributable earnings	148,223
Other accumulated gain/(loss)	(4,374,714)
Total accumulated gain/(loss)	$46,293,506

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2022 (Unaudited) (Continued)

NOTE 6 – (COVID-19) PANDEMIC

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended May 31, 2022 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and support services fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2021 – May 31, 2022).

Actual Expenses

The “Actual” line of the following table provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days. Individual Retirement Accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests, in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example. The example includes management fees and support services. However, the example does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended May 31, 2022 (Unaudited) (Continued)

ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only  and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	December 1, 2021 –
	December 1, 2021	May 31, 2022	May 31, 2022 [1]
Actual	$1,000.00	$961.40	$5.38
Hypothetical
(5% annual return
before expenses)	$1,000.00	$1,019.45	$5.54

[1]
The calculations are based on expenses incurred during the most recent six-month period. The annualized six month expense ratio for the Fund during that period was 1.10%. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 182/365 (to reflect the half-year period).

GoodHaven Fund

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted a liquidity risk management program (the “program”). The Board has designated the Advisor’s Managing Partner to serve as the administrator of the program. The Program Administrator conducts the day-to-day operation of the program pursuant to the Advisor’s policies and procedures. Under the program, the Program Administrator manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The Program Administrator process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors. The Board reviewed a report prepared by the Advisor regarding the operation and effectiveness of the program for the period January 1, 2021 through December 31, 2021. No significant liquidity events impacting the Fund were noted in the report. In addition, the Program Administrator provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

GoodHaven Fund

ADDITIONAL INFORMATION (Unaudited)

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at (855) 654-6639 and on the Fund’s website at www.goodhavenfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (855) 654-6639 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings for the first and third quarters with the SEC on Form N-PORT. The Fund’s Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Form N-PORT is available without charge, upon request, by calling (855) 654-6639. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

HOUSEHOLDING

In an effort to decrease costs, the Fund will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the transfer agent toll free at (855) 654-6639 to request individual copies of these documents. The Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUND’S TRUSTEES

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (855) 654-6639. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.goodhavenfunds.com.

GoodHaven Fund

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES GOODHAVEN CAPITAL MANAGEMENT, LLC & GOODHAVEN FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and Income
• Account Balances and Employment Information
• Assets and Investment Experience
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customer’s personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons GoodHaven chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does GoodHaven	Can you limit
personal information	share?	this sharing?
For our everyday business purposes—
such as to process your transactions, maintain
your account(s), respond to court orders and	Yes	No
legal investigations, or report to credit bureaus
For our marketing purposes—
to offer our products and services to you	Yes	No
For joint marketing with
other financial companies	No	We don’t share
For our affiliates’ everyday
business purposes—
information about your	Yes	Yes
transactions and experiences
For our affiliates’ everyday
business purposes—
information about your creditworthiness	Yes	Yes
For nonaffiliates to market to you	No	We don’t share
Questions?	Call (305) 677-7650 or email info@goodhavenllc.com

GoodHaven Fund

PRIVACY NOTICE (Unaudited) (Continued)

Who we are
Who is providing	GoodHaven Capital Management, LLC
this notice?	GoodHaven Fund (collectively “GoodHaven”)

What we do
How does	To protect your personal information from unauthorized
GoodHaven	access and use, we use security measures that comply
protect	with federal law. These measures include computer safeguards
my personal	and secured files and buildings.
information?	Our service providers must represent to us that they will protect any personal information through similar safeguards and security.
How does	We collect your personal information, for example, when you
GoodHaven	• open an account or give us your income
collect my	• give us contact information or seek advice about your
personal	investments
information?	• tell us about your investments or retirement portfolio
Why can’t I	Federal law gives you the right to limit only
limit all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include: a series of a registered investment company called the GoodHaven Fund (a no-load mutual fund).
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• We do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• We do not jointly market with nonaffiliated financial companies.
Other important information

 (This Page Intentionally Left Blank.)

GoodHaven Fund

Advisor
GOODHAVEN CAPITAL MANAGEMENT, LLC
374 Millburn Avenue, Suite 306
Millburn, New Jersey 07041

Distributor
QUASAR DISTRIBUTORS, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant & Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-OK-GOODX
(1-855-654-6639)

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
BLANK ROME LLP
1271 Avenue of the Americas
New York, New York 10020

GoodHaven Fund
855-OK-GOODX (855-654-6639)
www.goodhavenfunds.com
Symbol – GOODX
CUSIP – 38217G103

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       GoodHaven Funds Trust

By (Signature and Title)          /s/Larry Pitkowsky
Larry Pitkowsky, President and Principal Executive Officer

Date    July 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)          /s/Larry Pitkowsky
Larry Pitkowsky, President and Principal Executive Officer

Date    July 28, 2022

By (Signature and Title)          /s/Lynn Iacona
Lynn Iacona, Treasurer and Principal Financial Officer

Date    July 28, 2022

* Print the name and title of each signing officer under his or her signature.